UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 9, 2009
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction Of incorporation)	001-32548 (Commission File Number)	52-2141938 (IRS Employer Identification No.)

46000 Center Oak Plaza Sterling, Virginia (Address of principal executive offices)	20166 (Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On January 15, 2009, NeuStar, Inc. (the “Company”) refined its financial guidance for the year ended December 31, 2008, the final results of which will be announced in February. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Company does not intend for the information contained in this report on Form 8-K to be considered filed under the Securities Exchange Act of 1934 or incorporated by reference into future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 2.02, “Results of Operations and Financial Condition,” of Form 8-K.
Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On January 9, 2009, Jeffrey A. Babka notified the Company that he would step down as Chief Financial Officer of the Company, effective January 15, 2009. Mr. Babka will remain with the Company until March 31, 2009. Mr. Babka’s resignation was not a result of a disagreement with the Company. The Company issued a press release announcing Mr. Babka’s resignation on January 15, 2009. A copy of the press release is furnished herewith as Exhibit 99.1.
(c) On January 12, 2009, the Company’s Board of Directors appointed Paul S. Lalljie as Senior Vice President and Interim Chief Financial Officer (“CFO”) of the Company, effective January 15, 2009. Mr. Lalljie, 35, has been with the Company since 2000 and most recently served as Vice President, Finance and Treasurer of the Company. In addition, during his tenure with the Company, Mr. Lalljie has served in a variety of roles in corporate finance, including accounting, financial planning and analysis, treasury and investor relations. The Company issued a press release announcing Mr. Lalljie’s appointment on January 15, 2009. A copy of the press release is furnished herewith as Exhibit 99.1.
     On January 12, 2009, the Company entered into an Employment Agreement with Mr. Lalljie. A copy of the Employment Agreement is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. Pursuant to the Employment Agreement, Mr. Lalljie’s base salary will be $300,000, and he will receive a guaranteed bonus of 50% of his base salary for the period during which he serves as Interim CFO and for three months thereafter. Following his term as Interim CFO, Mr. Lalljie will be eligible to participate in the Company’s Annual Performance Incentive Plan with a target award of 50% of his base salary.
     In connection with the Employment Agreement, the Compensation Committee approved granting to Mr. Lalljie 20,000 shares of restricted stock pursuant to the Company’s 2005 Stock Incentive Plan. The restricted stock will vest in full on January 1, 2012. The restricted stock was granted pursuant to the terms of a Restricted Stock Agreement. A copy of the form of Restricted Stock agreement is incorporated herein by reference to Exhibit 99.2 to NeuStar’s Current Report on Form 8-K/A, filed February 28, 2008. In the event that Mr. Lalljie’s employment is terminated by the Company without cause or by him with good reason (as defined in the Employment Agreement) prior to the date on which the restricted stock vests in full, Mr. Lalljie will receive an additional payment of $400,000. He will also be eligible to participate in the Company’s 2007 Key Employee Severance Pay Plan.
     During his tenure as Interim CFO, Mr. Lalljie will be subject to the Company’s management stock selling guidelines and stock ownership guidelines.
     Mr. Lalljie previously entered into the Company’s form of Indemnification Agreement, which has been entered into by each of the Company’s other executive officers. A copy of the form of Indemnification Agreement was filed with the Securities and Exchange Commission under cover of Amendment No. 5 to the Company’s Registration Statement on Form S-1 on June 10, 2005. The form of Indemnification Agreement generally requires the Company to indemnify officers to the fullest extent permitted by law.

     Finally, Mr. Lalljie has entered into the Company’s form of Agreement Respecting Noncompetition, Nonsolicitation and Confidentiality, which will be in force for 18 months following any termination of Mr. Lalljie’s employment with the Company. A copy of the form of Agreement Respecting Noncompetition, Nonsolicitation and Confidentiality is incorporated herein by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K filed February 11, 2008.
     There are no arrangements or understandings between Mr. Lalljie and any other person pursuant to which he was selected to be an officer of the Company, nor are there any transactions between the Company and Mr. Lalljie that are reportable under Item 404(a) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits
The following are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description

99.1	Press Release of NeuStar, Inc., dated January 15, 2009.

99.2	Employment Agreement, made as of January 15, 2009, by and between NeuStar, Inc. and Paul Lalljie.

99.3	Form of Restricted Stock Agreement under the 2005 Stock Incentive Plan, incorporated herein by reference to Exhibit 99.2 to NeuStar’s Current Report on Form 8-K/A, filed February 28, 2008.

99.4	Form of Indemnification Agreement, incorporated by reference to Exhibit 10.49 to Amendment No. 5 to NeuStar’s Registration Statement on Form S-1, filed June 10, 2005 (File No. 333-123635).

99.5	Form of Agreement Respecting Noncompetition, Nonsolicitation and Confidentiality, incorporated by reference to Exhibit 99.4 to NeuStar’s Current Report on Form 8-K, filed February 11, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2009	NEUSTAR, INC.
	By:	/s/ Jeffrey E. Ganek
		Name:	Jeffrey E. Ganek
		Title:	Chairman of the Board of Directors and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of NeuStar, Inc., dated January 15, 2009.

99.2	Employment Agreement, made as of January 15, 2009, by and between NeuStar, Inc. and Paul Lalljie.

99.3	Form of Restricted Stock Agreement under the 2005 Stock Incentive Plan, incorporated herein by reference to Exhibit 99.2 to NeuStar’s Current Report on Form 8-K/A, filed February 28, 2008.

99.4	Form of Indemnification Agreement, incorporated by reference to Exhibit 10.49 to Amendment No. 5 to NeuStar’s Registration Statement on Form S-1, filed June 10, 2005 (File No. 333-123635).

99.5	Form of Agreement Respecting Noncompetition, Nonsolicitation and Confidentiality, incorporated by reference to Exhibit 99.4 to NeuStar’s Current Report on Form 8-K, filed February 11, 2008.